INDEX                                                             EXHIBIT 6
 TO
 FINANCIAL STATEMENTS

                                                                        Page
                                                                        Number

 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

 Consolidated Balance Sheets - Per Books and Pro Forma
   as of September 30, 1995                                               2 - 3

 Consolidated Statement of Income for the Twelve Months Ended
   September 30, 1995                                                     4

 Consolidated Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1995                                                     5

 Statements of Long-Term Debt Outstanding as of September 30, 1995        6 - 9

 Statements of Preferred Stock Outstanding as of September 30, 1995       10


 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

 Balance Sheets - Per Books and Pro Forma as of September 30, 1995        11

 Statement of Income for the Twelve Months Ended September 30, 1995       12


 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS                                  13

 STATEMENT OF CHANGES                                                     14

 CAPITALIZATION RATIOS - Per books and Pro forma                          15

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                               16


 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)

                                            Per      Pro Forma      Pro
                                            Books    Adjustments    Forma
                                            ------    --------    --------
 ASSETS

 PLANT
   Electric utility
     Production                              $ 5,851                  $5,851
     Transmission                              1,442                   1,442
     Distribution                              2,641                   2,641
     General                                     807                     807
     Construction work in progress               441                     441
     Nuclear fuel                                164                     164
   Gas                                           840                     840
   Other diversified                              17                      17
                                             -------    --------    --------
                                              12,203                  12,203
   Less - Accumulated depreciation             4,146                   4,146
                                            --------    --------    --------
                                                        8,057          8,057
                                            --------    --------    --------
 CURRENT ASSETS
   Cash and temporary cash investments            61                      61
   Accounts receivable                         1,006                   1,006
   Materials and supplies, at average cost       169                     169
   Electric fuel inventory, substantially at
      average cost                               133                     133
   Gas inventory/products for resale              28                      28
   Accumulated deferred income taxes              34                      34
   Prepayments and other                          52                      52
                                            --------    --------    --------
                                               1,483                   1,483
                                            --------    --------    --------
 DEFERRED CHARGES AND OTHER ASSETS
   Deferred plant costs                          515                     515
   Mirror CWIP asset - net                       314                     314
   Other non-utility investments                 328                     328
   Income tax related regulatory assets, net     278                     278
   Other                                         321                     321
                                            --------    --------    --------
                                               1,756                   1,756
                                            --------    --------    --------
                                             $11,296          $0     $11,296
                                            ========    ========    ========


 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)

                                               Per      Pro Forma      Pro
                                              Books    Adjustments    Forma
                                            --------    --------    --------
 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common Stock Equity -
     Common stock, $3.50 par value,
     authorized 350,000,000 shares;
     issued and outstanding 197,300,000
                              shares           $673          17        $690
     Paid-in capital                            597         122         719
     Retained earnings                        1,914         (83)      1,831
                                            --------    --------    --------
     Total Common Stock Equity                3,184          56       3,240

   Preferred stock
     Not subject to mandatory redemption        292                     292
     Subject to mandatory redemption             34                      34
   Long-term debt                             3,001                   3,001
                                            --------    --------    --------
     Total Capitalization                     6,511          56       6,567
                                            --------    --------    --------
 CURRENT LIABILITIES
   Long-term debt/preferred stock
     due within twelve months                    32                      32
   Short-term debt                              758         (56)        702
   Short-term debt - CSW Credit                 786                     786
   Accounts payable                             253                     253
   Accrued taxes                                167                     167
   Accrued interest                              70                      70
   Refund due customers                          22                      22
   Over-recovered fuel costs                     35                      35
   Other                                        124                     124
                                            --------    --------    --------
                                              2,247         (56)      2,191
                                            --------    --------    --------
 DEFERRED CREDITS
   Income taxes                               2,111                   2,111
   Investment tax credits                       309                     309
   Mirror CWIP liability and other              118                     118
                                            --------    --------    --------
                                              2,538                   2,538
                                            --------    --------    --------
                                            $11,296          $0     $11,296
                                            ========    ========    ========



 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)



 OPERATING REVENUES                                    $3,456
                                                     --------
 OPERATING EXPENSES AND TAXES
   Fuel and purchased power                             1,040
   Gas purchased for resale                               277
   Gas extraction and marketing                           110
   Other operating                                        536
   Charges for terminated merger                           42
   Maintenance                                            165
   Depreciation and amortization                          372
   Taxes, other than federal income                       184
   Federal income taxes                                    93
                                                     --------
                                                        2,819
                                                     --------
 OPERATING INCOME                                         637
                                                     --------
 OTHER INCOME AND DEDUCTIONS
   Mirror CWIP liability amortization                      48
   Other                                                   63
                                                     --------
                                                          111

 INCOME BEFORE INTEREST CHARGES                           748
                                                     --------
 INTEREST CHARGES
   Interest on long-term debt                             227
   Interest on short-term debt and other                   99
                                                     --------
                                                          326
                                                     --------

 NET INCOME                                               422

   Preferred stock dividends                               18
                                                     --------
 NET INCOME FOR COMMON STOCK                             $404
                                                   ========


 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)



 RETAINED EARNINGS AT SEPTEMBER 30, 1994               $1,841

 Add: Net income for common stock                         404
                                                     --------
                                                        2,245

 Deduct: Common stock dividends                           328
               True-up of proir period liability            4
                                                     --------
 RETAINED EARNINGS AT SEPTEMBER 30, 1995               $1,913
                                                     ========
 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)


 CENTRAL POWER AND LIGHT COMPANY
  First mortgage bonds -
 Series J, 6-5/8%, due January 1, 1998                                $28
 Series L, 7%, due February 1, 2001                                    36
 Series T, 7-1/2%, due December 15, 2014                              112
 Series AA, 7-1/2%,  due March 1, 2020                                 50
 Series BB, 6%, due  October 1, 1997                                  200
 Series CC, 7-1/4%,  due October 1, 2004                              100
 Series DD, 7-1/8%,  due December 1, 1999                              25
 Series EE, 7-1/2%,  due December 1, 2002                             115
 Series FF, 6-7/8%,  due February 1, 2003                              50
 Series GG, 7-1/8%,  due February 1, 2008                              75
 Series HH, 6%, due  April 1, 2000                                    100
 Series II, 7-1/2%,  due April 1, 2023                                100
 Series JJ, 7-1/2%,  due May 1, 1999                                  100
 Series KK, 6-5/8%,  due July 1, 2005                                 200

 Installment sales agreements -
   Pollution control bonds
     Series 1974  7-1/8%, due June 1, 2004                              8
     Series 1977  6%, due November 1, 2007                             34
     Series 1984  7-7/8%, due September 15, 2014                        6
     Series 1986  7-7/8%, due December 1, 2016                         60
     Series 1993  6%, due July 1, 2028                                120
     Series 1995  6-1/10%, due July 28, 2028                          101
 Unamortized discount                                                  (6)
 Unamortized costs of reacquired debt                                 (97)
 Amount to be redeemed within one year                                  1
                                                                 --------
                                                                   $1,518
                                                                 --------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)



 PUBLIC SERVICE COMPANY OF OKLAHOMA
 First mortgage bonds -
   Series J, 5-1/4%, due March 1, 1996                                $25
   Series K, 7-1/4%, due January 1, 1999                               25
   Series L, 7-3/8%, due March 1, 2002                                 30
   Series S, 7-1/4%, due July 1, 2003                                  65
   Series T, 7-3/8%, due December 1, 2004                              50
   Series U, 6-1/4%, due April 1, 2003                                 35
   Series V, 7-3/8%, due April 1, 2023                                100
   Series W, 6-1/2%, due June 1, 2005                                  50
 Installment sales agreements -
   Pollution control bonds
     Series A, 5.9%, due December 1, 2007                              35
     Series 1984 7-7/8, due December 15, 2014                          13
 Unamortized discount                                                  (5)
 Unamortized costs of reacquired debt                                 (19)
 Amount to be redeemed within one year                                (25)
                                                                 --------
                                                                     $379
                                                                 --------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)

 SOUTHWESTERN ELECTRIC POWER COMPANY
 First mortgage bonds -
   Series V, 7-3/4%, due June 1, 2004                                 $40
   Series W, 6-1/8%, due December 1, 1999                              40
   Series X, 7%, due September 1, 2007                                 90
   Series Y, 6-5/8%, due February 1, 2003                              55
   Series Z, 7-1/4%, due July 1, 2023                                  45
   Series  AA, 5-1/4%, due April 1, 2000                               45
   Series  BB, 6-7/8%, due October 1, 2025                             80
   1976 Series A, 6.2%, due November 1, 2006                            7
   1976 Series B, 6.2%, due November 1, 2006                            1
 Installment sales agreements -
   Pollution control bonds
     1978 Series A, 6%, due January 1, 2008                            14
     Series 1986, 8.2%, due July 1, 2014                               82
     1991 Series A, 8.2%, due August 1, 2011                           17
     1991 Series B, 6.9%, due November 1, 2004                         12
     Series 1992, 7.6%, due January 1, 2019                            54
 Bank loan, variable rate, due June 15, 2000                           50
 Railcar lease obligations                                             14
 Unamortized discount and premium                                      (3)
 Unamortized costs of reacquired debt                                 (44)
 Amount to be redeemed within one year                                 (4)
                                                                 --------
                                                                     $595
                                                                 --------





 WEST TEXAS UTILITIES COMPANY
 First mortgage bonds -
   Series 0, 9-1/4%, due December 1, 2019                             $53
   Series P, 7-3/4%, due July 1, 2007                                  25
   Series Q, 6-7/8%, due October 1, 2002                               35
   Series R, 7%, due October 1, 2004                                   40
   Series S, 6-1/8%, due February 1, 2004                              40
   Series T, 7-1/2%, due April 1, 2000                                 40
 Installment sales agreement -
   Pollution control bonds
   Series 1984, 7-7/8%, due September 15, 2014                         44
 Unamortized discount and premium                                      (1)
 Unamortized costs of reacquired debt                                 (26)
 Amount to be redeemed within one year                                 (1)
                                                                 --------
                                                                     $249
                                                                 --------
 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (millions)

 TRANSOK, INC.
 Note payable, 8.960%, due April 17, 2017                             $15
 Note payable, 8.280%, due April 16, 2007                               3
 Note payable, 8.130%, due April 16, 2002                               3
 Note payable, 8.125%, due April 22, 2002                              17
 Note payable, 8.900%, due May 21, 2012                                 5
 Note payable, 7.810%, due May 20, 1999                                 3
 Note payable, 8.250%, due May 20, 2004                                 1
 Note payable, 8.170%, due May 22, 2003                                 2
 Note payable, 7.750%, due May 21, 1999                                 5
 Note payable, 8.170%, due May 28, 2004                                 2
 Note payable, 8.280%, due June 3, 2003                                 4
 Note payable, 8.340%, due June 2, 2004                                 2
 Note payable, 8.350%, due August 27, 2012                              5
 Note payable, 7.350%, due August 26, 2002                              5
 Note payable, 7.330%, due August 26, 2002                              1
 Note payable, 7.320%, due August 28, 2002                             14
 Note payable, 6.750%, due December 1, 1999                            15
 Note payable, 7.800%, due March 1, 2004                               10
 Note payable, 7.770%, due March 1, 2004                                3
 Note payable, 7.780%, due December 15, 2004                            2
 Note payable, 7.730%, due December 15, 2004                            1
 Note payable, 7.670%, due March 1, 2004                                1
 Note payable, 7.650%, due May 15, 2002                                 5
 Note payable, 7.650%, due May 15, 2002                                 5
 Note payable, 7.650%, due December 23, 2003                           11
 Note payable, 6.850%, due March 18, 2005                               1
 Note payable, 6.850%, due March 18, 2005                               1
 Note payable, 6.900%, due March 1, 2005                                6
 Note payable, 6.990%, due March 24, 2005                               5
 Note payable, 6.860%, due March 28, 2005                              12
 Note payable, 7.750%, due April 24, 2023                              10
 Note payable, 6.840%, due April 25, 2005                               3
 Note payable, 7.750%, due April 26, 2023                               5
 Note payable, 6.810%, due April 26, 2003                               7
 Note payable, 6.600%, due April 29, 2003                               2
 Note payable, 6.710%, due April 30, 2004                               1
 Note payable, 6.930%, due May 5, 2005                                  1
 Note payable, 7.070%, due May 5, 2008                                  1
 Note payable, 7.000%, due January 12, 2004                             5
                                                                 --------
                                                                     $200


 CENTRAL AND SOUTH WEST SERVICES, INC.                           --------
   Term loan facility, Variable rate, due
     December 1, 2001                                                  60
                                                                 --------
                                                                      $60
                                                                 --------
   TOTAL CONSOLIDATED                                              $3,001
                                                                 ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF PREFERRED STOCK OUTSTANDING
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)


 NOT SUBJECT TO MANDATORY REDEMPTION

 CENTRAL POWER AND LIGHT COMPANY
   4.00% Series,   100,000 shares                                     $10
   4.20% Series,    75,000 shares                                       8
   7.12% Series,   260,000 shares                                      26
   8.72% Series,   500,000 shares                                      50
   Auction Money Market,   750,000 shares                              75
   Auction Series A,  425,000 shares                                   42
   Auction Series B,  425,000 shares                                   42
   Issuance expense                                                    (3)
                                                                 --------
                                                                     $250
                                                                 --------
 PUBLIC SERVICE COMPANY OF OKLAHOMA

   4.00% Series,    97,900 shares                                     $10
   4.24% Series,   100,000 shares                                      10
                                                                 --------
                                                                      $20
                                                                 --------
 SOUTHWESTERN ELECTRIC POWER COMPANY

   5.00% Series,    75,000 shares                                      $8
   4.65% Series,    25,000 shares                                       2
   4.28% Series,    60,000 shares                                       6
                                                                 --------
                                                                      $16
                                                                 --------
 WEST TEXAS UTILITIES COMPANY
   4.40% Series,    60,000 shares                                       6
                                                                 --------
 Total Consolidated                                                  $292
                                                                 ========
 SUBJECT TO MANDATORY REDEMPTION

   SOUTHWESTERN ELECTRIC POWER COMPANY
     6.95% Series, 364,000 shares                                     $36
     Amount to be redeemed within one year                             (2)
                                                                 --------
     Total Consolidated                                               $34
                                                                 ========




 CENTRAL AND SOUTH WEST CORPORATION

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)

                                                 Per      Pro Forma      Pro
                                                 Books    Adjustments    Forma
                                               --------    --------    --------
 ASSETS
   Electric Utility
     General                                        $4                      $4
   Less - Accumulated depreciation                  (1)                     (1)
                                               --------    --------    --------
 NET PLANT                                           3                       3

 INVESTMENTS IN COMMON STOCK
   OF SUBSIDIARY COMPANIES (at equity)           3,396                   3,396
                                               --------    --------    --------

 CURRENT ASSETS
   Cash and temporary cash investments              28                      28
   Advances to affiliates                          323                     323
   Accounts receivable - Affiliated                206                     206
   Prepayments and other                             6                       6
                                               --------    --------    --------
                                                   563                     563
                                               --------    --------    --------
 DEFERRED CHARGES AND OTHER ASSETS                  50                      50
                                               --------    --------    --------
                                                $4,012          $0      $4,012
                                               ========    ========    ========


 COMMON STOCK EQUITY
   Common stock, $3.50 par value;
     authorized 350,000,000 shares;
     issued and outstanding 197,300,000
       shares                                     $673         17        $690
   Paid-in capital                                 597         122         719
   Retained earnings                             1,914         (83)      1,831
                                                --------    --------    --------
      Total capitalization                       3,184          56       3,240
                                                --------    --------    --------
 CURRENT LIABILITIES
   Short-term debt                                 758         (56)        702
   Accounts payable and other                       40                      40
                                                --------    --------    --------
                                                   798         (56)        742
                                                --------    --------    --------
 DEFERRED CREDITS                                   30                      30
                                                --------    --------    --------
                                                $4,012           0      $4,012
                                                ========    ========    ========



 CENTRAL AND SOUTH WEST CORPORATION

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)


 INCOME

   Equity in earnings of subsidiaries
     Central Power and Light Company                                 $195
     Public Service Company of Oklahoma                                86
     Southwestern Electric Power Company                              122
     West Texas Utilities Company                                      38
     Transok, Inc.                                                     25
     CSW Credit, Inc.                                                   7
     CSW Energy, Inc.                                                   8
     CSW Leasing, Inc.                                                  1
     CSW International, Inc.                                           (3)
     CSW Communications, Inc.                                          (1)
     Central and South West Services, Inc.                              0
   Other Income                                                        40
                                                                 --------
                                                                     $518
                                                                 --------

 EXPENSES AND TAXES

    General and administrative expenses                                83
    Interest expense                                                   51
    Federal income taxes                                              (20)
   Other                                                                0
                                                                 --------
                                                                      114
                                                                 --------
 NET INCOME                                                          $404
                                                                 ========



 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS
 SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)
                                                        DR          CR
                                                     --------    --------
 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

 These journal entries are for Dividend Reinvestment. Stock price 27.75 We estimate 3 million shares will be used for Dividend Reinvestment.

   Retained Earnings                                    83
      Dividends Payable                                             83
   (For the portion of dividends to be reinvested)

   Dividends Payable                                    83
      Common Stock                                                  10
      Paid-in Capital                                               73
   (Dividends converted to common stock)


          These journal entries are for stock sold and debt retired. Stock price 27.75
          We estimate 2 million shares will be sold outright.

   Cash                                                  56
      Common Stock                                                   7
      Paid-in Capital                                               49
   (Stock sold outright)

   Short-term Debt                                      56
      Cash                                                          56
   (Use cash proceeds to retire short-term debt)


 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

          These journal entries are for Dividend Reinvestment. Stock price 27.75 We estimate 3 million shares will be used for Dividend Reinvestment.

   Retained Earnings                                    83
      Dividends Payable                                              83
   (For the portion of dividends to be reinvested)

   Dividends Payable                                    83
      Common Stock                                                   10
      Paid-in Capital                                                73
   (Dividends converted to common stock)


          These journal entries are for stock sold and debt retired. Stock price 27.75
          We estimate 2 million shares will be sold outright.

   Cash                                                 56
      Common Stock                                                    7
      Paid-in Capital                                                49
   (Stock sold outright)

   Short-term Debt                                      56
      Cash                                                           56
   (Use cash proceeds to retire short-term debt)





 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES


      There have been no significant changes in the financial statements of Central and South West Corporation and subsidiary companies subsequent to September 30, 1995, other than in the ordinary course of business, except for the SEEBOARD Tender Offer. See CSW Combined Quarterly Report on Form 10-Q for the quarter ended September 30, 1995.




 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 CAPITALIZATION RATIOS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1995
                                  Common
                                  Stock     Preferred    Long-term
                                  Equity      Stock       Debt(*)     Total
                                 --------    --------    --------   --------

 Central and South West Corporation
   and Subsidiary Companies
   (Consolidated) Per books         48.9%        5.0%       46.1%  100.0%

 Central and South West Corporation
   and Subsidiary Companies
   (Consolidated) Pro forma         49.3%        5.0%       45.7%  100.0%

 Central and South West Corporation (Corporate)
   Per books                       100.0%        0.0%        0.0%  100.0%

 Central and South West Corporation (Corporate)
   Pro forma                       100.0%        0.0%        0.0%  100.0%




 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




      The notes to consolidated financial statements included in Central and South West Corporation's 1994 Annual Report on Form 10-K are hereby incorporated by reference and made a part of this report.



                                                                  Page
                                                               Reference

 1994 Annual Report on Form 10-K                        pages 2-31 through 2-66